Subsequent Event (Details) - USD ($)		6 Months Ended
	Mar. 01, 2017	Jun. 30, 2017
Subsequent Events (Textual)
Subsequent event, description

i.	A number of the Company’s Series A Warrants were exercised resulting in the issuance of 812,500 new common shares.

ii.	As of August 14, 2017, the Company entered a definitive purchase agreement for the acquisition of six Lockheed L-1011, subject only to satisfactory completion of inspection of the aircraft. As payment for the aircraft, the Company expects to issue approximately 6.7 million shares to the seller during the third quarter of 2017.

Stock Purchase Agreement [Member]
Subsequent Events (Textual)
Acquired percentage of outstanding shares of common stock	100.00%
Accrued but unpaid third-party liabilities	$ 500,000
Liabilities related to maintenance	500,000
Intangible assets and accrued liabilities, decreased	$ 500,000